UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported) March 3, 2014

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

(337) 235-2452

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 3, 2014, PHI, Inc. (“PHI”) issued a press release announcing that it has commenced a tender offer and consent solicitation for any and all of its $300 million aggregate principal amount of 8.625% Senior Notes due 2018. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented under Item 7.01 of this Current Report and set forth in Exhibit 99.1 hereto is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Forward-Looking Statements

This report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of PHI. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to the possibility that PHI’s existing noteholders will not be receptive to the offer or PHI’s potential debt investors will not be receptive to the proposed financing on the terms described herein or at all; corporate developments that could preclude, impair or delay the above-described transactions described in this report due to restrictions under the federal securities laws; changes in PHI’s credit ratings; changes in PHI’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of PHI to consummate the transactions described in this report on the terms described herein or at all; and other risks referenced from time to time in PHI’s filings with the Securities and Exchange Commission. There can be no assurances that the transactions described in this report will be consummated on the terms described herein or at all. You should be aware that new factors may emerge from time to time and it is not possible for PHI to identify all such factors, nor can PHI predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. PHI undertakes no obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The exhibit to this Current Report is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: March 3, 2014	By:	/s/ Trudy P. McConnaughhay
	Name:	Trudy P. McConnaughhay
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release by PHI, Inc., dated March 3, 2014, announcing a tender offer and consent solicitation for all of its outstanding 8.625% Senior Notes due 2018.